Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated April 24, 2009, with respect to the consolidated financial statements of China Hydroelectric Corporation and subsidiaries included in the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 8, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 8, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated December 31, 2008, with respect to the financial statements of Yunnan Huabang Electric Power Development Co., Ltd. (Predecessor) included in the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 8, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 8, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated September 26, 2008, with respect to the financial statements of Zhejiang Province Jingning Yingchuan Hydroelectric Development Co., Ltd. included in the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 8, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 8, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated September 26, 2008, with respect to the financial statements of Qingtian Wuliting Hydroelectric Development Co., Ltd. included in the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 8, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 8, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated October 31, 2008, with respect to the financial statements of Sanming Zhongyin Banzhu Hydroelectric Co., Ltd. included in the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 8, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 8, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated October 31, 2008, with respect to the financial statements of Pingnan County Wangkeng Hydroelectric Co., Ltd. included in the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 8, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 8, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated November 18, 2008, with respect to the financial statements of Pingnan County Yuanping Hydroelectric Co., Ltd. included in the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 8, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 8, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated January 9, 2009, with respect to the financial statements of Pingnan County Yuheng Hydropower Co., Ltd. included in the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 8, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 8, 2009